SUPPLEMENT DATED DECEMBER 22, 2003


                    TO THE PRINCIPAL MUTUAL FUNDS PROSPECTUS


                              DATED MARCH 1, 2003


In light of recent news stores alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:
  . The Principal has not permitted any late trading.
  . The Principal has not entered into any special arrangements to permit select investors to engage in market timing.
  . The Principal has not engaged in any "portfolio peeking", the practice of allowing some investors access to portfolio information not generally available to the investing public.
  . Beginning in late 2000 The Principal imposed progressively more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
  . Some employees engaged in market-timing trades within their personal accounts, predominantly in The Principal's international 401(k) separate accounts The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
  . Investment gains earned by employees related to mutual funds were $4,600. In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the impacted funds. Repayment methodology will be determined with the assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.


PRINCIPAL BALANCED FUND, INC.

Mr. Ramsey is no longer part of the day-to-day management team for the Fund.


PRINCIPAL SMALLCAP FUND, INC.

The day-to-day management of the Fund is being performed by Todd Sanders.


TODD SANDERS, CFA is an equity analyst for Principal Global Investors, LLC focused on quantitative research. He joined the firm in 1998. Previously, Mr. Sanders was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in finance from Washington University and a Bachelor's Degree in Finance/Economics from the University of Missouri-Columbia. Mr. Sanders holds the Chartered Financial Analyst designation. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals (GARP) and the Association of Investment Management and Research
(AIMR).

PRINCIPAL BOND FUND, INC.

Under normal circumstances, the Fund invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The rest of the Fund's assets may be invested in: preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or securities rated less than the four highest grades of S&P or Moody's (i.e. less than investment grade) but not lower than CCC- (S&P) or Caa (Moody's).


The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PRINCIPAL INTERNATIONAL FUND, INC.

The day-to-day management of the Fund is being performed by Paul Blankenhagen and Phyllis Vance.


PAUL H. BLANKENHAGEN, CFA is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995.
 He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's Degree from Drake University and a Bachelor's Degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


PHYLLIS J. VANCE, CFA is a portfolio manager at Principal Global Investors. She is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Ms. Vance is also active in company research and specializes in the health care, industrial and consumer discretionary sectors. She joined the firm in 1978. In 1980, she joined the investment team as an equity research analyst, and was named an international equity portfolio manager in 2000. Ms. Vance received a Bachelor's Degree in Industrial Administration from Iowa State University. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the Association for Investment Management and Research (AIMR).


                         PRINCIPAL UTILITIES FUND, INC.
                                IMPORTANT NOTICE

                       SUPPLEMENT DATED DECEMBER 16, 2003
                TO THE PRINCIPAL UTILITIES FUND, INC. PROSPECTUS
                              DATED MARCH 1, 2003

This supplement concerns a change to the Fund's investment strategy.

Currently, the strategy is to invest at least 80% of the Fund's net assets in stocks and other securities of utilities companies. In recent years, the dividend yields of utilities stocks have declined significantly and utilities stock prices have become more volatile. The Fund's sub-advisor, Principal Global Investors, LLC ("Principal"), and the Fund's Board of Directors have concluded that these events make it difficult to achieve the Fund's investment objective of high current income and long-term growth of capital.

Therefore, on December 15, 2003, the Board approved a revision to the investment strategy. The new strategy will reduce the Fund's minimum investment in utilities securities to 25%. In addition, the new strategy will diversify the Fund's assets more broadly, to include value equity securities, preferred securities, real estate investment trusts (REITs) and convertible securities. To better reflect the new investment strategy, the name of the Fund will be changed to "Principal Equity-Income Fund, Inc."

To summarize, the Fund's objective will not change, only the investment strategy through which the Fund seeks to achieve its objective. The Fund will continue to invest in equity securities that are expected to generate high income and long-term growth of capital. However, the Fund will hold significantly fewer utility securities and will be more broadly diversified. These changes increase opportunities to add higher-yielding securities of all kinds.

The strategy and name changes will take effect on or shortly after March 1, 2004.

The following description reflects the Fund's main strategies and risks after the change is implemented:

PRINCIPAL EQUITY-INCOME FUND

The Fund seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Fund seeks to achieve its objective by investing primarily in equity securities, preferred securities, real estate investment trusts (REITs) and convertible securities. In selecting securities, Principal places an emphasis on securities with potentially high dividend yields. Under normal market conditions, at least 25% of the assets of the Fund are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry.

When determining how to invest the Fund's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price-earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends.

In selecting preferred securities for the Fund, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Fund, Principal will assess the credit risk within the context of the yield available on the preferred security.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Fund, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Fund's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility which is a risk of investing in the Fund. Another risk of investing in the Fund is that its income may fluctuate in response to economic or political events or may be adversely affected by events specifically involving the companies issuing the securities it holds.

The Fund may be subject to interest rate risk; that is, the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because the Fund invests at least 25% of its assets in utility securities, the Fund is also subject to sector risk; that is, the possibility that the utilities sector may under-perform other sectors or the market as a whole. As Principal allocates more of the Fund's portfolio holdings to the utilities sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell Fund shares when their value is less than the price you paid, you will loose money

INVESTOR PROFILE
The Fund is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.